Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of October 13, 2006, between INTERNATIONAL LEASE FINANCE CORPORATION (the “Company”); each of the financial institutions listed on the signature pages hereof (individually, a “Bank” and, collectively, the “Banks”, together with their respective successors and assigns); and CITICORP USA, INC. (herein, in its individual corporate capacity, together with its successors and assigns called “CUSA”), as administrative agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the “Agent”).
          The Company, the Banks and CUSA, as administrative agent, are parties to a Five-Year Revolving Credit Agreement dated as of October 15, 2004 (the “Credit Agreement”) providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,000,000,000. The Company has requested that the Credit Agreement be amended in certain respects and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in the Credit Agreement, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.
          Section 2. Amendments. Subject to the execution and delivery hereof by the Company, the Required Banks and the Agent, the Credit Agreement is amended effective upon such execution and delivery as follows:
          2.01. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 1.
          2.02. The definition of “Consolidated Indebtedness” in Section 1.2 of the Credit Agreement is amended to read in its entirety as follows:
     “Consolidated Indebtedness” means, as of the date of any determination, the total amount of Indebtedness less the amount of current and deferred income taxes and rentals received in advance of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles in the United States of America, and excluding (i) the amount that is (a) the aggregate amount outstanding of Hybrid Capital Securities multiplied by (b) the Hybrid Capital Securities Percentage, and (ii) adjustments in relation to Indebtedness denominated in any currency other than Dollars and any related derivative liability, in each case to the extent arising from currency fluctuations (such exclusions to apply only to the extent the resulting liability is hedged by the Company or such Subsidiary).
Amendment No. 1

          2.03. The definition of “Consolidated Tangible Net Worth” in Section 1.2 of the Credit Agreement is amended to read in its entirety as follows:
     “Consolidated Tangible Net Worth” means, as of the date of any determination, the total of shareholders’ equity (including capital stock, additional paid-in capital, the amount that is (a) the aggregate amount outstanding of Hybrid Capital Securities multiplied by (b) the Hybrid Capital Securities Percentage, and retained earnings after deducting treasury stock), less the sum of the total amount of goodwill, organization expenses, unamortized debt issue costs (determined on an after-tax basis), deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets, surplus resulting from any revaluation write-up of assets subsequent to December 31, 2002 and such other assets as are properly classified as intangible assets, all determined in accordance with generally accepted accounting principles in the United States of America consolidating the Company and its Subsidiaries.
          2.04. The following definitions be inserted in Section 1.2 of the Credit Agreement:
     “Hybrid Capital Securities” means any hybrid capital securities issued by the Company from time to time whose proceeds are accorded a percentage of equity treatment by one or more Rating Organizations.
     “Hybrid Capital Securities Percentage” means the greater of (i) 50% and (ii) the lowest percentage accorded equity treatment for the Company’s Hybrid Capital Securities among the Rating Organizations, as determined by such Rating Organizations from time to time.
     “Rating Organizations” means the following nationally recognized rating organizations: Moody’s Investor Service, Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc.
          2.05. Section 8.8 of the Credit Agreement is deleted.
          2.06. Section 9.1.5 of the Credit Agreement is deleted.
          2.07. Section 9.1.6 of the Credit Agreement is amended to read in its entirety as follows:
     9.1.6. Other Information. From time to time such other information concerning the Company and its Subsidiaries (not including reports and other materials to the extent filed with the Securities and Exchange Commission) as any Bank or the Agent may reasonably request.
Amendment No. 1

          2.08. Section 11.1.2 of the Credit Agreement is amended to read in its entirety as follows:
     11.1.2. Non-Payment of Other Indebtedness for Borrowed Money. (a) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal of, interest on or fees incurred in connection with any other Indebtedness of, or Guaranteed by, the Company or any Significant Subsidiary (except (i) any such Indebtedness of any Subsidiary to the Company or to any other Subsidiary and (ii) any Indebtedness hereunder) and, if a default in the payment of interest or fees, continuance of such default for five days, in the case of interest, or 30 days, in the case of fees, or (b) default in the performance or observance of any obligation or condition with respect to any such other Indebtedness if the effect of such default (subject to any applicable grace period) is to accelerate the maturity of any such Indebtedness; provided, however, that the aggregate principal amount of all Indebtedness as to which there has occurred any default as described above shall equal or exceed $50,000,000.
          2.09. The Company’s Address for Notice on Schedule III of the Credit Agreement is amended to read in its entirety as follows:

Company:	Pamela S. Hendry 10250 Constellation Blvd., Suite 3400 Los Angeles, California 90067 Tel: (310) 788-1999 Fax: (310) 788-1990 Telex: 69-1400 INTERLEAS BVHL Email: legalnotices@ilfc.com
          Section 3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that (a) the representations and warranties of the Company set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment No. 1 and to the Credit Agreement as amended by this Amendment No. 1 (and the Company agrees that it shall be an Event of Default under Section 11.1.5 of the Credit Agreement if any representation or warranty in this Amendment No. 1 is untrue or misleading in any material respect when made), and (b) as of the date hereof, no Default or Event of Default has occurred and is continuing.
          Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory
Amendment No. 1

instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Alan H. Lund
	Name:	Alan H. Lund
	Title:	Vice Chairman and Chief Financial Officer

By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President and Treasurer

AGENT

CITICORP USA, INC.
By:	/s/ Peter C. Bickford
	Name:	Peter C. Bickford
	Title:	Vice President

BANKS

CITICORP USA, INC.
By:	/s/ Peter C. Bickford
	Name:	Peter C. Bickford
	Title:	Vice President

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BANK OF AMERICA, N.A.
By:
Name:
Title:

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THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
By:
Name:
Title:

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CREDIT SUISSE CAYMAN ISLANDS BRANCH
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ James Neira
	Name:	James Neira
	Title:	Associate

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HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Kenneth Johnson
	Name:	Kenneth Johnson
	Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

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ABN AMRO BANK N.V.
By:
Name:
Title:

By:
Name:
Title:

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BANCO SANTANDER CENTRAL HISPANO, S.A., New York Branch
By:
Name:
Title:

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BARCLAYS BANK PLC
By:	/s/ Alison McGuigan
	Name:	Alison McGuigan
	Title:	Associate Director

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BNP PARIBAS
By:	/s/ Marguerite L. Leson
	Name:	Marguerite L. Leson
	Title:	Vice President

By:	/s/ Phil Truesdale
	Name:	Phil Truesdale
	Title:	Managing Director

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DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ruth Leung
	Name:	Ruth Leung
	Title:	Director

By:	/s/ Richard Herder
	Name:	Richard Herder
	Title:	Managing Director

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MERRILL LYNCH BANK USA
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Directo

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SOCIETE GENERALE
By:	/s/ Nigel Elvey
	Name:	Nigel Elvey
	Title:	Vice President

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THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH
By:	/s/ Cosmas Bonaparte
	Name:	Cosmas Bonaparte
	Title:	Authorized Signatory

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UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
	Name:	Director
	Title:	Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

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WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

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LEHMAN BROTHERS BANK, FSB
By:	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Shigeru Tsuru
	Name:	Shigeru Tsuru
	Title:	Joint General Manager

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THE BANK OF NOVA SCOTIA
By:
Name:
Title:

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CAJA MADRID
By:
Name:
Title:

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LLOYDS TSB BANK PLC
By:
Name:
Title:

By:
Name:
Title:

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UFJ BANK LIMITED
By:
Name:
Title:

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MIZUHO CORPORATE BANK, LTD.
By:	/s/ Robert Gallagher
	Name:	Robert Gallagher
	Title:	Senior Vice President

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SVENSKA HANDELSBANKEN
By:
Name:
Title:

By:
Name:
Title:

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THE BANK OF NEW YORK
By:	/s/ Richard G. Shaw
	Name:	Richard G. Shaw
	Title:	Vice President

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ROYAL BANK OF CANADA
By:
Name:
Title:

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STANDARD CHARTERED BANK
By:	/s/ Joel Martinez
	Name:	Joel Martinez
	Title:	Syndications, Capital Markets

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation Credit Risk Control Standard Chartered Bank N.Y.

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SANPAOLO IMI S.p.A.
By:	/s/ Renato Carducci
	Name:	Renato Carducci
	Title:	General Manager

By:	/s/ Robert Wurster
	Name:	Robert Wurster
	Title:	SVP

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COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:

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HARRIS NESBITT FINANCING, INC.
By:
Name:
Title:

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